EXHIBIT-99.906CERT

Certification

Pursuant to Section 906

of the

Sarbanes-Oxley Act of 2002

Name of Registrant:	Voya Global Equity Dividend and Premium Opportunity Fund

Date of Form N-CSR:	February 28, 2015

The undersigned, the principal executive officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1. such Form N-CSR fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to Voya Global Equity Dividend and Premium Opportunity Fund and will be retained by Voya Global Equity Dividend and Premium Opportunity Fund and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 6th day of May, 2015.

/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

1

EXHIBIT-99.906CERT

Certification

Pursuant to Section 906

of the

Sarbanes-Oxley Act of 2002

Name of Registrant:	Voya Global Equity Dividend and Premium Opportunity Fund

Date of Form N-CSR:	February 28, 2015

The undersigned, the principal financial officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to Voya Global Equity Dividend and Premium Opportunity Fund and will be retained by Voya Global Equity Dividend and Premium Opportunity Fund and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 6th day of May, 2015.

/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

2